--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                 SCHEDULE 13E-3
                        RULE 13E-3 TRANSACTION STATEMENT
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                     CENCOM CABLE INCOME PARTNERS II, L.P.
        ----------------------------------------------------------------
                              (Name of the Issuer)

                     CENCOM CABLE INCOME PARTNERS II, L.P.,
                        CHARTER COMMUNICATIONS II, L.P.,
                         CHARTER COMMUNICATIONS, L.P.,
                          CENCOM PROPERTIES II, INC.,
                         CHARTER COMMUNICATIONS, INC.,
                             CENCOM PARTNERS, L.P.
                            AND CC II HOLDINGS, INC.
        ----------------------------------------------------------------
                     (Names of Person(s) Filing Statement)

             UNITS OF LIMITED PARTNERSHIP INTEREST, $1,000 PER UNIT
--------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                [NOT APPLICABLE]
--------------------------------------------------------------------------------
                     (CUSIP Number of Class of Securities)

         RALPH G. KELLY                   WITH A COPY TO:
    CENCOM PROPERTIES, INC.            NEIL A. TORPEY, ESQ.
 12444 POWERSCOURT DRIVE, SUITE     PAUL, HASTINGS, JANOFSKY &
              400                             WALKER
 ST. LOUIS, MISSOURI 63131-3660           399 PARK AVENUE
                                        NEW YORK, NY 10022

--------------------------------------------------------------------------------

(Name, Address and Telephone Number of Person Authorized to Receive Notices and
            Communications on Behalf of Person(s) Filing Statement)

This statement is filed in connection with (check the appropriate box):

/X/        a.         The filing of solicitation materials or an information statement subject to Regulation 14A
                      [17 CFR 240.14a-1 to 240.14b], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule
                      13e-3(c) [ss.240.13e-3(c)] under the Securities Exchange Act of 1934.
/ /        b.         The filing of a registration statement under the Securities Act of 1933.
/ /        c.         A tender offer.
/ /        d.         None of the above.
/X/                   Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies:

                           CALCULATION OF FILING FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TRANSACTION VALUATION:                           AMOUNT OF FILING FEE:
$36,700,000, representing the                    $7,340
appraised value of Issuer's
assets

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

/X/ Check box if any part of the fee is offset as provided by Rule 0-11 (a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


AMOUNT PREVIOUSLY PAID:                          $7,340.00
FORM OR REGISTRATION NO.:                        Schedule 14A
FILING PARTY:                                    Cencom Cable Income Partners II, L.P.
DATE FILED:                                      January 21, 1997


Instruction:  Eight copies of this statement, including all exhibits, should be filed with the Commission.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  INTRODUCTION

    This Rule 13e-3 Transaction Statement (this "Statement") is being filed by
(i) Cencom Cable Income Partners II, L.P., a Delaware limited partnership (the "Partnership"), the issuer of the limited partnership units which are the subject of this Rule 13e-3 transaction, (ii) Charter Communications II, L.P., a Delaware limited partnership ("CC II"), (iii) Charter Communications, L.P. ("CC I," and together with CC II, the "Purchasing Affiliates"), (iv) Cencom Properties II, Inc., a Delaware corporation which is the general partner of the Partnership (the "General Partner"), (v) CC II Holdings, Inc., a corporation which controls the General Partner ("CC II Holdings"), (vi) Charter Communications, Inc., a Delaware corporation which indirectly controls the General Partner ("Charter") and (vii) Cencom Partners, L.P., an affiliate of the Partnership ("CPLP," and together with Charter, CC II Holdings and the General Partner, the "Affiliates"). The Purchasing Affiliates and the Affiliates are affiliates of the Partnership. Each of the Affiliates and the Purchasing Affiliates is engaged in the cable television business, with its principal executive offices located at 12444 Powerscourt Drive, St. Louis, Missouri 63131. This Statement is being filed in connection with a proposed sale of certain assets of the Partnership to CC II in connection with the expiration of the term of the Partnership and its subsequent dissolution. Concurrently with the filing of this Statement, the Partnership is filing a Disclosure Statement (the "Disclosure Statement") with the Securities and Exchange Commission relating to the solicitation of written votes of the limited partners of the Partnership with respect to the proposed transaction. A copy of the Disclosure Statement is attached as Exhibit (d)(1) hereto and is incorporated herein by reference in its entirety. The cross reference sheet which follows shows the location in the Disclosure Statement of the information required to be included in response to the items of this Statement.

                             CROSS REFERENCE SHEET
             (PURSUANT TO GENERAL INSTRUCTION F TO SCHEDULE 13E-3)

SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                        LOCATION IN THE DISCLOSURE STATEMENT
------------------------------------------------  ---------------------------------------------------------------

Item 1.     Issuer and Class of Security Subject
              to the Transaction.

            (a).................................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                  "INTRODUCTION" and "CERTAIN INFORMATION ABOUT THE PARTNERSHIP,
                                                  CPLP, THE GENERAL PARTNER, CPI AND CERTAIN AFFILIATES."

            (b).................................  "PLAN OF SOLICITATION--Voting Rights and Vote Required."

            (c).................................  "SPECIAL FACTORS--Recommendation of the General Partner;
                                                  Fairness of the Transaction" and "CERTAIN INFORMATION ABOUT THE
                                                  PARTNERSHIP, CPLP, THE GENERAL PARTNER, CPI AND CERTAIN
                                                  AFFILIATES --The LP Units."

            (d).................................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                  "INTRODUCTION," "SPECIAL FACTORS--Certain Effects of the
                                                  Transaction," "SELECTED HISTORICAL FINANCIAL DATA,"
                                                  "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                                                  AND RESULTS OF OPERATIONS--Liquidity and Capital Resources" and
                                                  "CERTAIN INFORMATION ABOUT THE PARTNERSHIP, CPLP, THE GENERAL
                                                  PARTNER, CPI AND CERTAIN AFFILIATES--Distributions Per LP Unit
                                                  Since Partnership Inception."

            (e).................................  Not applicable.

            (f).................................  "CERTAIN INFORMATION ABOUT THE PARTNERSHIP, CPLP, THE GENERAL
                                                  PARTNER, CPI AND CERTAIN AFFILIATES--Certain Affiliate
                                                  Transactions."

Item 2.     Identity and Background.............  This Statement is being filed by (i) Cencom Cable Income
                                                  Partners II, L.P., a Delaware limited partnership (the
                                                  "Partnership"), the issuer of the limited partnership units which are the subject of this Rule 13e-3 transaction, (ii)
                                                  Charter Communications II, L.P., a Delaware limited partnership
                                                  ("CC II"), (iii) Charter Communications, L.P. ("CC I," and
                                                  together with CC II, the "Purchasing Affiliates"), (iv) Cencom
                                                  Properties II, Inc., a Delaware corporation which is the
                                                  general partner of the Partnership (the "General Partner"), (v)
                                                  CC II Holdings, Inc., a corporation which controls the General
                                                  Partner ("CC II Holdings"), (vi) Charter

SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                        LOCATION IN THE DISCLOSURE STATEMENT
------------------------------------------------  ---------------------------------------------------------------
                                                  Communications, Inc., a Delaware corporation which indirectly controls the General Partner ("Charter") and (vii) Cencom
                                                  Partners, L.P., an affiliate of the Partnership ("CPLP" and together with Charter, CC II Holdings and the General Partner, the "Affiliates"). For further information regarding the place of organization, principal business and address of the
                                                  foregoing entities, and certain other information regarding the general partner of CC II, see "CERTAIN INFORMATION ABOUT THE
                                                  PARTNERSHIP, CPLP, THE GENERAL PARTNER, CPI AND CERTAIN
                                                  AFFILIATES General Information." For information regarding the executive officers and directors of the foregoing entities, see
                                                  Schedule 1--EXECUTIVE OFFICERS, DIRECTORS AND CERTAIN
                                                  AFFILIATES OF THE GENERAL PARTNER AND CPI.

            (a)--(d), (g).......................  "INTRODUCTION," "CERTAIN INFORMATION ABOUT THE PARTNERSHIP,
                                                  CPLP, THE GENERAL PARTNER, CPI AND CERTAIN AFFILIATES" and
                                                  Schedule 1--EXECUTIVE OFFICERS, DIRECTORS AND CERTAIN
                                                  AFFILIATES OF THE GENERAL PARTNER AND CPI.

            (e) and (f).........................  To the best of the Partnership's, the Purchasing Affiliates'
                                                  and the Affiliates' knowledge, none of the persons or entities with respect to whom information is required by this item was, during the last five years, convicted in a criminal proceeding
                                                  (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such
                                                  proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting
                                                  activities, subject to, federal or state securities laws or finding of any violation of such laws.

Item 3.     Past Contracts, Transactions or
              Negotiations.

            (a)(1), (a)(2) and (b)..............  "CERTAIN INFORMATION ABOUT THE PARTNERSHIP, CPLP, THE GENERAL
                                                  PARTNER, CPI AND CERTAIN AFFILIATES--Certain Affiliate
                                                  Transactions."

Item 4.     Terms of the Transaction.

            (a).................................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                  "INTRODUCTION," "SPECIAL FACTORS--Timing of the Transaction,"
                                                  "--Certain Effects of the Transaction" and "MATERIAL TERMS OF
                                                  THE TRANSACTION."

SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                        LOCATION IN THE DISCLOSURE STATEMENT
------------------------------------------------  ---------------------------------------------------------------
            (b).................................  Not applicable.

Item 5.     Plans or Proposals of the Issuer or
              Affiliate.                          If the sale of the Systems described in the Disclosure
                                                  Statement is consummated, the Partnership will begin the
                                                  process of liquidation and ultimately be dissolved.

            (a), (b), (d) and (e)...............  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                  "INTRODUCTION" and "CERTAIN INFORMATION ABOUT THE PARTNERSHIP,
                                                  CPLP, THE GENERAL PARTNER, CPI AND CERTAIN AFFILIATES--The LP
                                                  Units."

            (c).................................  Not applicable.

            (f) and (g).........................  "INTRODUCTION" and "CERTAIN INFORMATION ABOUT THE PARTNERSHIP,
                                                  CPLP, THE GENERAL PARTNER, CPI AND CERTAIN AFFILIATES--The LP
                                                  Units."

Item 6.     Source and Amount of Funds or Other
              Consideration.

            (a).................................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                  "INTRODUCTION," "SPECIAL FACTORS--The Auction Processes" and
                                                  "MATERIAL TERMS OF THE TRANSACTION--The Purchase Agreements."

            (b).................................  "SPECIAL FACTORS--Certain Effects of the Transaction," "--Costs
                                                  of the Transaction" and "PLAN OF SOLICITATION--Solicitation."

            (c).................................  "MATERIAL TERMS OF THE TRANSACTION--The Purchase Agreements."

Item 7.     Purpose(s), Alternatives, Reasons
              and Effects.

            (a) and (c).........................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                  "INTRODUCTION" and "SPECIAL FACTORS--Timing of the
                                                  Transaction."

            (b).................................  "SPECIAL FACTORS--Timing of the Transaction" and
                                                  "--Recommendation of the General Partner; Fairness of the
                                                  Transaction."

            (d).................................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                  "INTRODUCTION," "SPECIAL FACTORS--Certain Effects of the
                                                  Transaction," "FEDERAL AND STATE INCOME TAX CONSEQUENCES,"
                                                  "SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION--THE
                                                  PARTNERSHIP," "SELECTED UNAUDITED PRO FORMA FINANCIAL
                                                  INFORMATION--CPLP,"

SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                        LOCATION IN THE DISCLOSURE STATEMENT
------------------------------------------------  ---------------------------------------------------------------
                                                  "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                                                  AND RESULTS OF OPERATIONS--Liquidity and Capital Resources" and
                                                  "CERTAIN INFORMATION ABOUT THE PARTNERSHIP, CPLP, THE GENERAL
                                                  PARTNER, CPI AND CERTAIN AFFILIATES."

Item 8.     Fairness of the Transaction.

            (a), (d) and (e)....................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                  "INTRODUCTION" and "SPECIAL FACTORS--Recommendation of the
                                                  General Partner; Fairness of the Transaction."

            (b).................................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS," "SPECIAL
                                                  FACTORS--Relevant Provisions," "--Recommendation of the General
                                                  Partner; Fairness of the Transaction," "--The Appraisal
                                                  Processes; Summary of Appraisals" and "The Auction Processes."

            (c).................................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                  "INTRODUCTION," "SPECIAL FACTORS--Recommendation of the General
                                                  Partner; Fairness of the Transaction" and "PLAN OF
                                                  SOLICITATION--Voting Rights and Vote Required."

            (f).................................  No such offer has been received.

Item 9.     Reports, Opinions, Appraisals and
              Certain Negotiations.

            (a) and (b).........................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                  "INTRODUCTION," "SPECIAL FACTORS--Timing of the Transaction,"
                                                  "-- Recommendation of the General Partner; Fairness of the
                                                  Transaction" and "--The Appraisal Processes; Summary of
                                                  Appraisals."

            (c).................................  "SPECIAL FACTORS--The Appraisal Processes; Summary of
                                                  Appraisals." Copies of all appraisals obtained by the
                                                  Partnership and CPLP are being provided to all security holders as Exhibits A-1 and A-2 to the Disclosure Statement.

Item 10.    Interest in Securities of the
              Issuer.

            (a).................................  "SPECIAL FACTORS--Background," "CERTAIN INFORMATION ABOUT THE
                                                  PARTNERSHIP, CPLP, THE GENERAL PARTNER, CPI AND CERTAIN
                                                  AFFILIATES--Principal Unitholders" and "--Certain Rights With
                                                  Respect to the LP Units."

SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                        LOCATION IN THE DISCLOSURE STATEMENT
------------------------------------------------  ---------------------------------------------------------------
            (b).................................  "INFORMATION ABOUT THE PARTNERSHIP, CPLP, THE GENERAL PARTNER,
                                                  CPI AND CERTAIN AFFILIATES--Certain Rights with Respect to the
                                                  LP Units." In the past 60 days there have been no transactions in the class of equity securities of the Partnership which is the subject of the transactions described in the Disclosure
                                                  Statement.

Item 11.    Contracts, Arrangements or
              Understandings with Respect to the
              Issuer's Securities...............  "CERTAIN INFORMATION ABOUT THE PARTNERSHIP, CPLP, THE GENERAL
                                                  PARTNER AND CERTAIN AFFILIATES--Certain Rights with Respect to the LP Units." There are currently no contracts, arrangements, understandings, or relationships in connection with the
                                                  transaction disclosed herein between or among the persons
                                                  filing the Statement and any other person.

Item 12.    Present Intention and Recommendation
              of Certain Persons with Regard to
              the Transaction.

            (a).................................  "PLAN OF SOLICITATION--Voting Rights and Vote Required."

            (b).................................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                  "INTRODUCTION" and "SPECIAL FACTORS--Recommendation of the
                                                  General Partner; Fairness of the Transaction."

Item 13.    Other Provisions of the Transaction.

            (a).................................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                  "INTRODUCTION" and "PLAN OF SOLICITATION--No Appraisal Rights
                                                  for Dissenters."

            (b).................................  Legal services are being provided to the unaffiliated limited partners at the expense of the Partnership and CPLP. Costs of appraisal services related to the Transaction will be borne by the Partnership and CPLP in the event the Transaction is not consummated, and borne by the Purchasing Affiliates in the event the Transaction is consummated. "SPECIAL FACTORS-- Costs of the Transaction," "--Recommendation of the General Partner;
                                                  Fairness of the Transaction" and "-- The Appraisal Processes;
                                                  Summary of Appraisals."

            (c).................................  Not applicable.

Item 14.    Financial Information.

SCHEDULE 13E-3
ITEM NUMBER AND CAPTION                                        LOCATION IN THE DISCLOSURE STATEMENT
------------------------------------------------  ---------------------------------------------------------------
            (a)(1) and (a)(2)...................  Per "AVAILABLE INFORMATION," the relevant audited and unaudited financial information is appended to the Disclosure Statement.

            (a)(3) and (a)(4)...................  "SELECTED HISTORICAL FINANCIAL DATA."

            (b).................................  Material pro forma information is included under "SELECTED
                                                  UNAUDITED PRO FORMA FINANCIAL INFORMATION."

Item 15.    Persons and Assets Employed,
              Retained or Utilized.

            (a).................................  "NOTICE OF WRITTEN VOTE OF THE LIMITED PARTNERS,"
                                                  "INTRODUCTION," "SPECIAL FACTORS--Certain Effects of the
                                                  Transaction," "-- Costs of the Transaction" and "PLAN OF
                                                  SOLICITATION--Solicitation."

            (b).................................  "PLAN OF SOLICITATION--Solicitation."

Item 16.    Additional Information..............  See Notice of Written Vote of the Limited Partners and
                                                  Disclosure Statement filed as Exhibit (d)(1) hereto. Copies of
                                                  Issuer's Annual Report on Form 10-K for the fiscal year ended
                                                  December 31, 1995 and copies of Issuer's Quarterly Report on
                                                  Form 10-Q for the quarterly periods ended March 31, 1996, June
                                                  30, 1996, and September 30, 1996 are available upon request made to the Issuer.

Item 17.    Material to be Filed as Exhibits.

            (a).................................  No loan agreement or commitment letter is available at this time. See "MATERIAL TERMS OF THE TRANSACTION--The Purchase
                                                  Agreements."

            (b)(1)..............................  Appraisals of Daniels & Associates, L.P., and Western
                                                  Cablesystems, Inc. (attached as Exhibits A-1 and A-2 to the
                                                  Disclosure Statement and filed as Exhibit (d)(1) hereto).

            (b)(2)..............................  Form of Legal Opinion of Husch & Eppenberger (attached as
                                                  Exhibit C to the Disclosure Statement and filed as Exhibit
                                                  (d)(1) hereto).

            (c).................................  Not applicable.

            (d)(1)..............................  Copy of Notice of Written Vote of the Limited Partners and
                                                  Disclosure Statement (with Exhibits and Schedule).

            (d)(2)..............................  Copy of Letter to the Limited Partners.

            (d)(3)..............................  Copy of Form of Consent.

            (e) and (f).........................  Not applicable.

                                   SIGNATURE

    After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct as of January 16, 1997.

                                CENCOM CABLE INCOME PARTNERS II, L.P.

                                By: CENCOM PROPERTIES II, INC., its general
                                partner

                                By:              /s/ JERALD L. KENT
                                     -----------------------------------------
                                                Name: Jerald L. Kent
                                          Title: EXECUTIVE VICE PRESIDENT

                                CENCOM PROPERTIES II, INC.

                                By:              /s/ JERALD L. KENT
                                     -----------------------------------------
                                                Name: Jerald L. Kent
                                          Title: EXECUTIVE VICE PRESIDENT

                                CHARTER COMMUNICATIONS, INC.

                                By:             /s/ KENT D. KALKWARF
                                     -----------------------------------------
                                               Name: Kent D. Kalkwarf
                                               Title: VICE PRESIDENT

                                CHARTER COMMUNICATIONS II, L.P.

                                By: CCP II, INC., its general partner

                                By:             /s/ KENT D. KALKWARF
                                     -----------------------------------------
                                               Name: Kent D. Kalkwarf
                                               Title: VICE PRESIDENT

                                CHARTER COMMUNICATIONS, L.P.

                                By: CCP One, Inc., its general partner

                                By:             /s/ KENT D. KALKWARF
                                     -----------------------------------------
                                               Name: Kent D. Kalkwarf
                                               Title: VICE PRESIDENT

                                CENCOM PARTNERS, L.P.

                                By: Cencom Partners, Inc., its general partner

                                By:              /s/ JERALD L. KENT
                                     -----------------------------------------
                                                Name: Jerald L. Kent
                                          Title: EXECUTIVE VICE PRESIDENT

                                CC II HOLDINGS, INC.

                                By:              /s/ JERALD L. KENT
                                     -----------------------------------------
                                                Name: Jerald L. Kent
                                          Title: EXECUTIVE VICE PRESIDENT

                                 EXHIBIT INDEX

 EXHIBIT                                                                                         SEQUENTIALLY NUMBERED
 NUMBER                                         EXHIBIT                                                  PAGE
---------  ----------------------------------------------------------------------------------  -------------------------
(d)(1)     Copy of Notice of Written Vote of the Limited Partners and
           Disclosure Statement.
(d)(2)     Copy of Letter to the Limited Partners.
(d)(3)     Copy of Form of Consent.